AWARD

AGREEMENT
EXHIBIT 10.28
This AWARD

AGREEMENT (“Agreement”) is made and entered into

by and between Carlos J.

Vázquez
(“Executive”) and Popular, Inc. (the “Corporation”)

as of December 7, 2023.
WHEREAS
, Executive is currently employed by

the Corporation as Executive Vice

President and Chief
Financial Officer;
WHEREAS,

Executive has decided to voluntarily

retire from the Corporation effective

March 31, 2024;
and
WHEREAS,

in connection

with Executive’s

voluntarily retirement,

the Corporation, through

the Talent
and Compensation Committee of

the Board of

Directors of the

Corporation (the “Committee”), has

decided to grant
Executive the short-term and long-term awards set forth in this Agreement; and
NOW THEREFORE,

in consideration of the promises, and the agreements of the parties set forth in this
Agreement,

and

other

good

and

valuable

consideration,

the

receipt

and

sufficiency

of

which

are

hereby
acknowledged, the parties hereby agree as follows:
1.
Awards.

Subject to the terms and conditions set forth herein

and the continuous employment of
Executive with the Corporation until

March 31, 2024 (the “Retirement Date”),

the Corporation
shall

provide

Executive

with

the

short-term

and

long-term

awards

set

forth

below

(the
“Awards”). The Awards

shall be made under the Popular, Inc. 2020 Omnibus

Incentive Plan, as
amended (the “Plan”), and, except as otherwise provided herein, shall be subject to the terms of the Plan. Capitalized terms used but not

otherwise defined in this Agreement have the

meanings
given in the Plan.
(i)
Short-Term

Award

–

The

Corporation

shall

grant

Executive

a

prorated

short-term
incentive cash award

corresponding to fiscal

year 2024 equal

to $153,000, corresponding
to the Executive’s target opportunity under the short-term annual cash incentive for such
year,

equal to

80% of

the Executive’s

current base

salary,

prorated based

on the

three
full

calendar

months

of

employment

during

2024.

The

Short-Term

Award

shall

be
payable

to

Executive

on

the

first

payroll

date

following

the

Retirement

Date.
Notwithstanding

the above,

the Executive

will continue

to be

eligible for

a short-term
incentive cash award for fiscal year 2023, payable during the first quarter of

2024.
(ii)
Long-Term

Award

–

The

Corporation

shall

grant

Executive

a

long-term

equity
incentive award for fiscal year 2024 equal to $612,000. The Long-Term

Award shall be
granted

by

the

Committee

to

the

Executive

in

restricted

stock

at

the

first

scheduled
meeting

of

the

Committee

taking

place

in

the

month

of

February

2024

(the

“Grant
Date”), on which date the

Committee shall determine the

total number of restricted stock
earned based on the closing price of the Corporation’s common stock on the Grant Date
(the “Restricted

Stock”). The

Long-Term

Award

corresponds to

the Executive’s

target
opportunity under the long-term equity incentive

of 80% of the

current base salary of the
Executive.
2.
Long-Term Award

Vesting

and Payout.

(a)
Restricted

Stock

Vesting.

Except

as

otherwise

stated

in

this

Section

2

and
subject to Section

6 of the

Agreement, the Restricted Stock

shall become vested
on March 31, 2025 (the “Vesting

Date”).

(b)
Death.

In

the

event

of

the

Executive’s

death

before

the

Vesting

Date

and
Executive’s rights in respect of

the Long-Term Award have not been previously
terminated, any

then unvested outstanding

Restricted Stock shall

immediately
vest

and

be

paid

to

the

representative

of

Executive’s

estate

promptly

after
Executive’s death.
(c)
Disability.

If Executive becomes subject to Disability before the Vesting

Date
and

Executive’s

rights

in

respect

of

the

Long-Term

Award

have

not

been
previously

terminated,

any

then

unvested

outstanding

Restricted

Stock

shall
immediately

vest

and

shall

be

paid

to

Executive

promptly

after

Executive
becomes subject to Disability.
(d)
Payout.

The shares vested in accordance with

this Section 2, will be delivered
to Executive

as soon as

administratively practicable,

generally within

45 days
following the Vesting

Date.
3.
Termination of

Award.
(a)
Except

as provided

herein,

Executive’s

rights

in

respect

of

the

Awards

shall
immediately terminate, and no Awards shall be paid in respect thereof, if at any
time prior to the Retirement Date Executive terminates his employment.
(b)
If the

Corporation

terminates Executive’s

employment for

Cause prior

to the
Retirement

Date,

Executive’s

Awards

shall

be

cancelled

and

the

provisions
under the Plan will apply.
4.
Non-transferability.

The

Awards

(or

any

rights and

obligations

hereunder)

may

not be

sold,
exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of or hedged, in any manner

(including through

the use

of any

cash-settled instrument),

whether voluntarily

or
involuntarily and whether by operation of law or otherwise, other than by will or by the laws of descent and distribution.

5. Withholding, Consents and Legends.
(a)
Executive

shall

be

solely

responsible

for

any

applicable

taxes

(including,
without limitation, income and excise

taxes) and penalties, and any interest

that
accrues thereon, incurred in connection with

the Awards.

The Corporation will
withhold shares of Common Stock for the payment of taxes in connection with the vesting

of the

Restricted Stock

or upon

the occurrence

of any

other event
that, in accordance with

applicable law, will generate a

tax liability with

regards
to the

Long-Term

Award.

The Corporation

will withhold

shares of

Common
Stock with a value equal

to the amount of

taxes that the Corporation determines
it

is

required

to

withhold

under

applicable

laws

(with

such

withholding
obligation determined based on any applicable minimum statutory withholding rates). The

Corporation will

use the

Fair Market

Value

of the Common

Stock
on the Vesting

Date or such other date, as applicable, in order to determine the number

of

shares

to

be

withheld.

If

Executive

wishes

to

remit

cash

to

the
Corporation

(through

payroll

deduction

or

otherwise),

in

each

case

in

an
amount sufficient in the opinion of the Corporation to satisfy such withholding obligation,

Executive

must

notify

the

Corporation

in

advance

and

do

so

in
compliance

with

all

applicable

laws

and

pursuant

to

such

rules

as

the
Corporation may establish from

time to time, including,

but not limited to,

the
Corporation’s Insider Trading

Policy.

(b)
Executive’s right to receive shares

pursuant to the Long-Term

Award

is
conditioned on the receipt to the reasonable satisfaction of the Committee of any required documentation that the Committee may reasonably determine to
be necessary or advisable.

6.
Restrictive Covenants.

(a)
In consideration of the terms of the Awards,

Executive agrees to the restrictive
covenants

and

associated

remedies

as

set

forth

below,

which

exist
independently of and in

addition to any

obligation to which Executive

is subject
under

the

terms

of

any

other

agreement

with

the

Corporation

or

any

of

its
subsidiaries (Collectively,

“Popular”).
(b)
For a period of one

year immediately following the Retirement

Date, Executive
will

not

do

any

of

the

following,

either

directly

or

indirectly

or

through
associates, agents, or employees:

(i)
work or associate (including

as a director, officer, employee,
partner,

consultant,

agent

or

advisor)

with

or

otherwise
provide

services

to,

or

operate,

manage

or

control

in

any
way,

a

Competitive

Enterprise

performing

the

same

or
similar duties as

those which

were performed

by Executive
in

Popular

during

the

12-month

period

immediately
preceding

the

Retirement

Date.

“Competitive

Enterprise”
means

any

business

enterprise

that

either

(1)

engages

in
commercial

or

consumer

financial

services,

retail banking,
internet

banking,

or

other

financial,

investment,

financial
advisor,

trust or

insurance services

to either

commercial or
consumer

customers in

the Commonwealth

of Puerto

Rico
or the

States of

New York

or Florida,

or (2)

holds a

5% or
greater

equity,

voting or

profit participation

interest in

any
enterprise that engages in such a competitive activity within the

Commonwealth

of

Puerto

Rico

or

the

States

of

New
York

or Florida;
(ii)
solicit, recruit

or assist

in the

solicitation

or recruitment

of
any

employee

or

consultant

of

Popular

(or

who

was

an
employee

or

consultant

of

Popular

within

the

prior

six
months

of

the

Retirement

Date)

for

the

purpose

of
encouraging that

employee or consultant

to leave Popular’s
employ or sever an agreement for services; or

(iii)
solicit,

participate

in

or

assist

in

the

solicitation

of

any

of
Popular’s

customers

serviced

by

Executive

or

with

whom
Executive

had

a

Material

Contact

and/or

regarding

whom
Executive received

Confidential Information

(as defined

in
Popular’s Code of Ethics) during the three-year period prior to the Retirement

Date who were

still customers of

Popular
during the

immediately preceding

12-month period,

for the
purpose

of

providing

products

or

services

in

competition
with

Popular’s

products

or

services.

"Material

Contact"
means interaction

between the

Executive

and the

customer
within

the

three

years

prior

to

the

Retirement

Date

which
takes

place

to

manage,

service

or

further

the

business
relationship.

The term “Solicit”,

when used in

this section, will

mean any direct

or indirect communication

of any kind

regardless
of who initiates it, that in any way invites, advises, encourages or requests any person to take any action; provided
that such term will

not be deemed to include solicitation

by public advertisement media of

general distribution (i.e.,
not targeted to present employees, consultants or customers of Popular) without specific instruction or direction by
Executive.

If Executive breaches any of the terms of this restrictive covenant, all outstanding

Restricted Stock awarded under
the Agreement, whether

vested or unvested,

held by Executive

shall be immediately

and irrevocably forfeited

for
no

consideration.

This

paragraph

does

not

constitute

the

Corporation’s

exclusive

remedy

for

violation

of

the
restrictive covenant obligations, and the Corporation may seek any additional legal or equitable remedy,

including
injunctive relief, for any such violation.
7.
Section 409A.

Shares awarded

under this

Agreement are

intended to be

exempt from

Section
409A of the U.S. Code, to the extent applicable, and this Agreement is intended to, and shall be interpreted,

administered

and

construed

consistent

therewith.

The

Committee

shall

have

full
authority to give effect to the intent of this Section 7.
8.
Successors and Assigns

of the Corporation.

The terms and

conditions of this

Agreement shall
be binding upon, and shall inure to the benefit of, the Corporation and its successor entities.
9.
Committee Discretion.

Subject to the

terms of the

Plan, the Committee shall

have full discretion
with

respect

to any

actions to

be taken

or determinations

to be

made

in connection

with this
Agreement, and its determinations shall be final, binding and conclusive.
10.
Amendment.

The Committee reserves the

right at any time

to amend the terms

and conditions
set forth in

this Agreement; provided

that, notwithstanding

the foregoing,

no such amendment
shall

materially

adversely

affect

Executive’s

rights

and

obligations

under

this

Agreement
without Executive’s

consent (or

the consent

of Executive’s

estate, if

such consent

is obtained
after Executive’s death), and provided, further, that the Committee may not postpone the payout
of

shares

to occur

at any

time after

the applicable

time provided

for

in this

Agreement.

Any
amendment

of

this

Agreement

shall

be

in

writing

signed

by

an

authorized

member

of

the
Committee or a person or persons designated by the Committee.
11.
Adjustment; Other Plan Provisions.

Subject to Section 10, the

Committee shall adjust equitably
the terms of this Award

in accordance with Section 5.3 of the Plan, if applicable. Subject to the terms of this

Agreement, the Restricted Stock

shall be subject

to the terms

of the Plan,

including,
but

not

limited

to,

the

provisions

of

Section

8.4

related

to dividends

and

voting

rights.

Cash
dividends

paid

on

the

Restricted

Stock

and

on

all

of

the

Common

Stock

that

may

be
subsequently acquired

with such cash

dividends, will be

invested in the

purchase of additional
shares

of

Common

Stock

of

the

Corporation

in

accordance

with

the

Popular,

Inc.

Dividend
Reinvestment

and

Stock

Purchase

Plan

(the

“DRIP”);

such

shares

are

not

subject

to

the
restrictions and

are immediately

vested. The

Restricted Stock

shall be

held in

custody by

the
Fiduciary Services Division of Banco Popular de Puerto Rico.

12.
Governing

Law

and

Jurisdiction.

This

Agreement

shall

be

governed

by

and

construed

in
accordance with the laws of the Commonwealth of Puerto Rico,

without regard to principles of
conflicts of laws. Any

civil action or

legal proceeding arising out

of or relating to

the Agreement
will be brought exclusively in the courts of the Commonwealth of Puerto Rico.
13.
Severability.

Should a court or arbiter with competent jurisdiction determine that any clause in this Agreement is

illegal, invalid, or unenforceable

under present or future

law, such

provision
will be fully severable, and the remaining provisions of the Agreement will remain in full force and effect.
14.
Incentive

Recoupment.

The

Awards

shall

be

subject

to

the

terms

of

the

Popular,

Inc.
Compensation

Recoupment

Policy

in

effect

as of

the

Grant

Date

and

as

such

policy

may

be
required to be modified in accordance with applicable law or regulation.
15.
Headings.

The headings in this Agreement are for the purpose of convenience only and are not intended to define or limit the construction of the provisions hereof.

9.10

16.
Counterparts. The Agreement may be executed in one or more counterparts,

each of which
will be deemed an original, but all of which taken together will constitute one and the same
instrument.
[Signature Page Follows]

IN

WITNESS

WHEREOF,

the

Corporation

and

Executive

have

caused

this

Agreement

to

be

duly
executed and delivered as of December 7, 2023.
POPULAR, INC. ACCEPTED:
By:

Ignacio Alvarez
By:

Carlos J. Vázquez
Title:

President and Chief Executive Officer
Title:

Executive

Vice

President

and

Chief

Financial
Officer
/s/ Ignacio Alvarez /s/ Carlos J. Vázquez
Signature Signature